                                                                    Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U. S. C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Mark J. Hager., Chief Financial Officer of American Campus Communities, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(i) The Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  May 12, 2005        /s/ Mark J. Hager
                            -----------------------------

                            Mark J. Hager
                            Executive Vice President,
                            Chief Financial and Accounting
                            Officer, and Treasurer